THE MANAGERS FUNDS

MANAGERS VALUE FUND
MANAGERS CAPITAL APPRECIATION FUND
MANAGERS SMALL COMPANY FUND
MANAGERS SPECIAL EQUITY FUND
MANAGERS INTERNATIONAL EQUITY FUND
MANAGERS EMERGING MARKETS EQUITY FUND
MANAGERS BOND FUND
MANAGERS GLOBAL BOND FUND

(each individually a “Fund” and collectively the “Funds”)

Supplement dated February 7, 2005 to the Statement of Additional Information dated May 1, 2004 (as supplemented January 19, 2005)

The following information supplements and supersedes any information to the contrary relating to, and contained in, the Funds’ Statement of Additional Information dated May 1, 2004 (as supplemented January 19, 2005):

Transfer Agent:

Effective January 22, 2005, PFPC, Inc. (“PFPC”) serves as the Transfer Agent for the Fund. PFPC can be reached at P.O. Box 9769, Providence, RI 02940-9769. PFPC Brokerage Services, P.O. Box 9847, Providence, RI 02940-9847 remains the sub-transfer agent for the ManagersChoice asset allocation accounts in the Fund.